UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  June 29, 2001


                             GenesisIntermedia, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                               001-15029                            87-0591719
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(State or other jurisdiction            (Commission File Number)                    (IRS Employer
    of incorporation)                                                             Identification No.)

5805 Sepulveda Boulevard,  Van Nuys, California                    91411
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (818) 902-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements and Exhibits.

(c)      Exhibits.

         See Index to Exhibits on page 4.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENESISINTERMEDIA, INC.


Dated:  July 5, 2001                  By:  /s/ Ramy Y. El-Batrawi
                                           __________________________________
                                           Ramy Y. El-Batrawi
                                           Chief Executive Officer and Chairman


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                                INDEX TO EXHIBITS

Exhibit No.    Description

4.1 Registration Rights Agreement dated July 2, 2001 between GenesisIntermedia, Inc. and Riverdale LLC(1)
4.2 Warrant Agreement dated July 2, 2001 between GenesisIntermedia, Inc. and Riverdale, LLC(1)
10.1 Commitment Letter dated July 2, 2001 between GenesisIntermedia, Inc. and Ichan & Co., Inc.(1)
10.2 Option Agreement dated July 2, 2001 between Ramy El-Batrawi and GenesisIntermedia, Inc.
10.3 Option Agreement dated July 2, 2001 between Ultimate Holdings, Ltd. and GenesisIntermedia, Inc.
99.1           Press release dated July 2, 2001(1)
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(1)  Previously Filed.


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